UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

MIDDLEFIELD BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

15985 East High Street, Middlefield, Ohio 44062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Middlefield Banc Corp. held a reconvened special meeting of Middlefield Banc Corp. shareholders on November 8, 2022, continuing the meeting that had been adjourned on November 3, 2022. At the close of business on September 22, 2022, the record date for the determination of shareholders entitled to vote at the reconvened special meeting, there were 5,767,803 shares of the company’s common stock outstanding and entitled to vote at the reconvened special meeting. The holders of 4,790,107 shares of the company’s common stock were represented virtually or by proxy at the reconvened special meeting, constituting a quorum. The shareholders voted upon the following proposals at the reconvened special meeting:

Proposal 1: To approve the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 26, 2022, by and among Middlefield Banc Corp., MBCN Merger Subsidiary, LLC, and Liberty Bancshares, Inc.

votes for	votes against	abstentions	broker nonvotes
3,954,413	804,388	31,306	0

Proposal 2: To approve the issuance of up to 2,634,731 shares of Middlefield Banc Corp. common stock in the merger.

votes for	votes against	abstentions	broker nonvotes
3,930,474	821,229	38,403	0

Proposal 3: To amend Middlefield Banc Corp.’s Code of Regulations to establish a new Middlefield Banc Corp. senior officer position of Chief Executive Officer and to revise the description of the duties of Middlefield Banc Corp.’s President.

votes for	votes against	abstentions	broker nonvotes
3,985,185	762,331	42,591	0

Proposal 4: At the reconvened special meeting, Middlefield Banc Corp.’s shareholders approved the Merger Agreement for the merger with Liberty Bancshares, Inc. In connection with the special meeting, Middlefield Banc Corp. also solicited proxies with respect to a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies, if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting (the “Adjournment Proposal”). Because Middlefield Banc Corp.’s shareholders approved the Merger Agreement, the Adjournment Proposal was rendered moot and not presented at the adjourned special meeting.

Item 8.01	Other Events.

On November 8, 2022, Middlefield Banc Corp. issued a press release announcing the results of the reconvened special meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 8, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDDLEFIELD BANC CORP.

By:	/s/ James R. Heslop, II
James R. Heslop, II
President and CEO

Date: November 8, 2022